# Seligman
## Time Horizon/Harvester Series, Inc.

## Annual Report
December 31, 2002

Asset Allocation Strategies
Seeking to Manage Risk
Over Time

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

The fiscal year ended December 31, 2002, was challenging for investors around the world. High-quality fixed income was the only area of strength. In the US, the major stock market indices recorded a third consecutive annual loss, something that has not happened in the post-World War II era. This negative investment environment was driven by geopolitical uncertainty, the lack of a strong global economic recovery, weak corporate profits, and, in the US, corporate governance and accounting scandals. Technology stocks and growth stocks, to which Time Horizon 30, 20, and 10 Funds have generally heavy exposure, delivered particularly weak performances.

All the Funds in the Series suffered as a result of this very negative investment environment. The Funds with the greatest exposure to the equity markets — Seligman Time Horizon 30, 20, and 10 — were of course the most affected by the difficulties in the global stock markets. Seligman Harvester Fund benefited from its greater exposure to fixed income, but still delivered disappointing returns.

Despite the difficulties of the last year, we believe the US economy is improving and should expand moderately in 2003. The economy has posted several straight quarters of GDP growth, consumer spending is stable, and inflation remains benign. There are also encouraging signs coming out of the corporate sector, which was the economy’s weakest link in the recent downturn. Earnings are strengthening, companies are paying off debt, and capital spending by businesses (excluding telecommunications and utilities) is beginning to trend upward. The global economy is also beginning to show hopeful signs of renewed strength. While we do not believe that investment-grade and US government fixed-income securities will be able to deliver the strong performances they delivered last year, we believe they will continue to provide valuable diversification for Seligman Horizon 10 Fund and Seligman Harvester Fund. All the Funds in the Series should benefit if global stock markets recover as we expect.

Thank you for your continued support of Seligman Time Horizon/Harvester Series. A discussion with your Portfolio Manager, as well as the Series’ investment results, portfolios of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 14, 2003

1

Interview With Your Portfolio Manager
Charles W. Kadlec

Q:	How did Seligman Time Horizon/Harvester Series perform for the fiscal year ended December 31, 2002?

A:

This period was difficult for all the Funds in the Series. During this time, based on the net asset value of Class A shares, Seligman Time Horizon 30 Fund delivered a total return of –25.95%, Seligman Time Horizon 20 Fund delivered –26.48%, Seligman Time Horizon 10 Fund delivered –23.43%, and Seligman Harvester Fund delivered –16.54%.

Q:	What economic and market factors affected the Funds’ performances during this time?

A:

This was a surprisingly bad year for equities. Large-cap, mid-cap, and small-cap, growth, value and international equities all posted negative returns for the year. Behind this global decline in equity prices was the confluence of three events. First, many of the underlying Seligman funds were adversely affected by the manager’s belief that the economy would recover strongly by mid-year. In retrospect, this positioning was premature, and the funds suffered as a result. Although the economy grew, several measures of the price level actually fell, putting downward pressure on corporate revenues and profit margins. Consequently, corporate profits failed to pick up as they typically do during periods of economic recovery, and profit growth struggled to reach the low double digits. The beginning stages of recovery have, in the past, delivered profit growth in excess of 20%.

Second, just as investors began to have some faith in the economic recovery, the US suffered through a wave of corporate governance and accounting scandals. While only a small number of companies were involved, the breach of trust was on such a grand scale that a crisis of confidence gripped the market. Investors, unsure of the validity of the information they were receiving from public companies, calculated that the risk of owning equities had risen, which sent stock prices significantly lower.

The third factor was the growing risk of war in the Middle East. These three factors produced an almost unprecedented event: a three-year continuous decline for the US stock market.

Q:	Which sectors had the greatest impact on the Funds’ performances?

A:

Time Horizon 30, 20, and 10 all suffered significant negative impacts from an over-weighting in technology through their investment in Seligman Communications and Information Fund. This fund was down 36.50% for the year — significantly less than its Lipper peer group average’s return of –42.94%. While technology was the worst-performing market sector in 2002, we remain convinced of its importance in a long-term investment strategy. The technological revolution has driven enormous gains in productivity, and that continued regardless of the fall of the technology market indices. Many internet companies were significantly overvalued in the 1990s, but we don’t believe that will prevent companies from investing in the technologies that have revolutionized almost every aspect of life. In the long-term, we are optimistic regarding the outlook for technology stocks and, over the nearer-term, we believe that, as the economic recovery takes hold, corporate investment in technology will increase.

The Funds also suffered from their exposure to mid-cap growth stocks. While the Funds are balanced among growth and

2

Interview With Your Portfolio Manager
Charles W. Kadlec

value styles in other market capitalization ranges, in the mid-cap area the Funds are focused on growth stocks, and in 2002 growth underperformed. Over longer periods, growth and value tend to deliver similar performances, and during periods of economic recovery growth stocks have typically outperformed.

International markets also delivered poor performances during this time. Over the past few years, international and domestic markets have had a much greater performance correlation than they have had historically. Markets and economies are becoming more integrated. While this may reduce what were once the considerable benefits of global diversification, we remain committed to providing investors with exposure to opportunities around the world. One global market segment that continues to offer valuable diversification is emerging markets, whose returns remain somewhat more independent. In 2002, this exposure proved relatively beneficial, as emerging markets performed considerably better than those in developed economies. However, they still delivered negative absolute returns.

Q:	How did high-yield bonds impact overall results?

A:

High-yield bonds, which have a 15% allocation in Time Horizon 10 and Harvester, outperformed equities in 2002, but delivered negative returns. However, historical performance is not our only criterion in selecting fixed income.

Our objective for the Harvester asset allocation, for example, is three-fold: preservation of capital, growth of capital, and current income. While high-yield bonds carry greater risk of default than investment-grade bonds, we believe that a prudently managed high-yield bond fund can provide relative diversification while producing a high level of current income. Considering today’s historically low interest rates, we believe the total return for high-yield bonds will likely exceed that of government bonds in the years ahead.

Unfortunately, Seligman’s implementation of the high-yield component of our strategy fell short in 2002 for several reasons. Seligman High-Yield Bond Fund has gone through a period of poor relative performance. In May 2002, portfolio reconstruction, which included upgrading the Fund’s credit quality and increasing its diversification, was completed, and the year proved to be a turning point for the fund. From June through December, the fund outperformed its peers, returning –2.07%, versus –2.90% for the Lipper High Current Yield Average. The bulk of this seven-month outperformance was realized between June and the beginning of October, as a strict sell discipline and avoidance of severely distressed issues buoyed Seligman High-Yield Bond Fund in a difficult high-yield market. For the entire year, the fund returned –5.35% versus –1.76% for the Lipper Average.

Q:	What were the bright spots for 2002?

A:

As a result of the Funds’ overall asset-allocation strategy and diversification — the Series invests in various combinations of 14 different Seligman mutual funds — shareholders in Seligman Time Horizon 10 Fund and Seligman Harvester Fund were able to take advantage of the strong performance delivered by government bonds and investment-grade fixed income securities. These asset classes benefited from falling interest rates and a flight to quality.

3

Interview With Your Portfolio Manager
Charles W. Kadlec

Q:	How has 2002 affected the strategic management of the Funds?

A:

The strategic management of the Funds is based on a multi-discipline asset-allocation process called Seligman Time Horizon Matrix, which is designed for investors seeking to manage market risk and build wealth over time.

Our starting point in managing the Time Horizon strategy is a database of historical market returns beginning in 1950. Each year, we update the database to include the most recent year’s results for the asset classes used in the Time Horizon process, which include domestic and international equity, fixed income, and cash equivalents.

Using a variety of analytical techniques, we examine this extensive data collection specifically to assess the relationship between time, risk, and asset allocation. If we see compelling long-term evidence that the relative risk among various asset classes is changing, we would consider revising our asset allocations. We currently see nothing that warrants such a revision.

The asset-class model that serves as the foundation for Seligman Harvester Fund is illustrative of our current position. The Harvester model portfolio is designed to conserve and grow capital while providing current income. A key design parameter of the asset-class model we used to design Seligman Harvester Fund is to have no negative investment results over any five-year period since 1950. The Harvester model portfolio’s current asset allocation — 60% equity, 30% corporate bonds, and 10% cash or US government bonds — has continued to satisfy that parameter based on our historical data, even when the negative market conditions of the last three years are included.

Q:	What perspective would you offer to a share-holder who is evaluating the performance of the Funds?

A:	Although tempting, we believe that chasing short-term performance can be detrimental to an investor’s long-term success in reaching a specific financial goal.

We believe that a more prudent strategy is to rely on a systematic investment approach that can help to manage the impact of market fluctuations. Rather than trying to avoid volatility by jumping in and out of various investments, Seligman Time Horizon Matrix recognizes the importance of staying invested over the course of your investment timeframe — regardless of short-term swings in the market. History has shown the near-impossibility of successful market timing.

Q:	What is your outlook?

A:

While we realize that investors are disappointed and surprised by the exceptionally poor performances delivered by equity markets around the world during the past three years, we encourage investors to maintain a longer-term perspective. One of the benefits of Seligman Time Horizon/Harvester Series is its reliance on long-term historical research. Three down years for the equity markets is extraordinary; however, it is still a very short period of time for many investors’ time frames.

Over the nearer term, we have reason to be optimistic. The past three years of dismal market performance have only two comparable periods in this century. One was from 1929 to 1932, when the market was down four straight years. The other was 1973 to 1974, when the market lost slightly more in those two years than it lost in these past three.

4

Interview With Your Portfolio Manager
Charles W. Kadlec

The only similarities, however, are a plunging market. We believe the fundamentals underlying today’s economy and today’s markets are incomparably stronger than those of the previous time periods. In 1932, the US had raised tariffs on trade and had more than doubled personal income tax rates in what proved to be a counterproductive effort to balance the budget. The international monetary system was in ruins, the US banking system had collapsed, and prices were falling steadily. In 1974, the US was experiencing the worst recession since the 1930s, double-digit inflation, an oil shock, and a political crisis as President Nixon was forced to resign from office. Today, we have a stable price environment, historically low unemployment, productivity that has increased at an astonishing rate, falling tax rates, and a strengthening international trading system.

While we are optimistic that the economy will strengthen and the stock market will recover — a development that would likely benefit Seligman Time Horizon/Harvester Series — there are risks. Geopolitical tensions in the Middle East are weighing heavily on investors’ minds, and the market is likely to struggle until the possibility of war with Iraq is resolved. The foreign policy challenges we face in North Korea are another negative. A monetary policy error by the US Federal Reserve Board is also a risk, and one we are watching carefully.

The views and opinions expressed are those of the Portfolio Manager, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Portfolio Management

Seligman Time Horizon/ Harvester Series is managed by Charles W. Kadlec. Mr. Kadlec has been a Managing Director of J. & W. Seligman & Co. Incorporated since January 1992 and Chief Investment Strategist for Seligman Advisors since April 1997. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester. Mr. Kadlec is assisted in the management of the Series by a team of investment professionals.

5

Benchmark Descriptions

Composite indices and averages were created by the Manager using widely recognized indices and established Lipper averages. These benchmarks were selected because the Manager believes they correlate, based on asset class, to the underlying Seligman Funds in which each Fund invests. The benchmarks use the same allocations to each asset class targeted by each Fund in the Seligman Time Horizon/Harvester Series. These benchmarks are used in the charts and tables that follow. All benchmarks exclude the effects of taxes and sales charges. The composite indices also exclude the effects of fees. Investors cannot invest directly in a composite index or average.

COMPOSITE INDICES

The Horizon 30 Composite Index consists of the following indices: 30% Russell 2000 Index (US Small-Cap Stocks), 30% Russell Midcap Index (US Midcap Stocks), 10% S&P 500 Composite Stock Index (US Large-Cap Stocks), 15% Salomon Smith Barney Emerging Markets Index World Ex US (International Small-Company Stocks), 10% MSCI Emerging Markets Free Index (Emerging Market Stocks), 5% MSCI EAFE Index (International Large-Cap Stocks).

The Horizon 20 Composite Index consists of the following indices: 25% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 10% Salomon Smith Barney Emerging Markets Index World Ex US, 10% MSCI Emerging Markets Free Index, 10% MSCI EAFE Index.

The Horizon 10 Composite Index consists of the following indices: 15% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 5% Salomon Smith Barney Emerging Markets Index World Ex US, 5% MSCI Emerging Markets Free Index, 10% MSCI EAFE Index, 15% Credit Suisse First Boston High Yield Index II (US Corporate Bonds), 5% Lehman Brothers Government/Credit Bond Index (Long-Term Government Bonds).

The Harvester Composite Index consists of the following indices: 10% Russell Midcap Index, 35% S&P 500 Composite Stock Index, 15% Morgan Stanley Capital International Europe Australasia Far East Index, 15% Credit Suisse First Boston High Yield Index II, 15% Lehman Brothers Government/Credit Bond Index, 10% Ibbotson Long-Term Government Bond Index (US Government Securities).

LIPPER COMPOSITE AVERAGES

The Lipper Composite Average for Time Horizon 30 Fund consists of the following Lipper Averages: 3% Small Cap Growth Funds Average, 13% Small Cap Value Funds Average, 16% Science & Technology Funds Average, 22% Multi Cap Growth Funds Average, 3% Large Cap Growth Funds Average, 3% Large Cap Value Funds Average, 10% Emerging Markets Fund Average, 25% Global Small Companies Funds Average, 5% International Funds Average.

The Lipper Composite Average for Time Horizon 20 Fund consists of the following Lipper Averages: 3% Small Cap Growth Funds Average, 12% Small Cap Value Funds Average, 10% Science & Technology Funds Average, 20% Multi Cap Growth Funds Average, 9% Large Cap Growth Funds Average, 9% Large Cap Value Funds Average, 10% Emerging Markets Funds Average, 17% Global Small Companies Funds Average, 10% International Funds Average.

The Lipper Composite Average for Time Horizon 10 Fund consists of the following Lipper Averages: 3% Small Cap Growth Funds Average, 6% Small Cap Value Funds Average, 10% Science & Technology Funds Average, 20% Multi Cap Growth Funds Average, 9% Large Cap Growth Funds Average, 9% Large Cap Value Funds Average, 5% Emerging Markets Funds Average, 8% Global Small Companies Funds Average, 10% International Funds Average, 15% High Yield Funds Average, 5% US Government Bonds Funds Average.

The Lipper Composite Average for Harvester Fund consists of the following Lipper Averages: 10% Multi Cap Growth Funds Average, 9% Large Cap Growth Funds Average, 9% Large Cap Value Funds Average, 15% Equity Income Funds Average, 5% Global Funds Average, 12% International Funds Average, 30% High Yield Funds Average, 10% US Government Bond Funds Average.

6

Index and Average Returns

For Periods Ended December 31, 2002	Six Months*	One Year	Since Inception 1/10/00**

Russell 2000 Index	(16.56)%	(20.48)%	(7.87)%
Russell Midcap Index	(11.11)	(16.18)	(1.54)
S&P 500 Composite Stock Index	(10.30)	(22.10)	(14.43)
Salomon Smith Barney Emerging Markets Index World Ex US	(14.26)	(7.29)	(12.25)
MSCI EMF Index	(7.90)	(6.00)	(24.69)
MSCI EAFE Index	(14.48)	(15.66)	(18.41)
Lehman Brothers Government/Credit Bond Index	7.53	11.04	10.57
Credit Suisse First Boston High Yield Index II	2.95	3.11	1.28
Ibbotson Long-Term Government Bond Index	13.13	17.84	21.07
Lipper Small Cap Growth Funds Average	(15.93)	(29.93)	(16.55)
Lipper Small Cap Value Funds Average	(14.90)	(10.11)	(7.70)
Lipper Science & Technology Funds Average	(13.54)	(42.95)	(36.79)
Lipper Multi Cap Growth Funds Average	(13.85)	(28.42)	(18.82)
Lipper Large Cap Growth Funds Average	(11.65)	(28.58)	(21.98)
Lipper Large Cap Value Funds Average	(11.83)	(19.78)	(6.69)
Lipper Equity Income Funds Average	(10.60)	(16.28)	(5.01)
Lipper Emerging Markets Funds Average	(8.69)	(5.16)	(14.30)
Lipper Global Small Companies Funds Average	(15.54)	(18.87)	(13.94)
Lipper Global Funds Average	(12.57)	(19.67)	(14.81)
Lipper International Funds Average	(15.35)	(16.68)	(17.03)
Lipper High Yield Funds Average	2.22	(1.69)	(2.31)
Lipper US Governement Bond Average	5.97	9.91	9.57
Lipper Corporate Debt BB-Rated Funds Average	5.65	7.31	7.78

*	Not annualized.
**	Annualized.

7

Performance Overview
Seligman Time Horizon 30 Fund

This chart compares a $10,000 hypothetical investment made in Seligman Time Horizon 30 Fund Class A shares since the commencement of operations on January 10, 2000, through December 31, 2002, to $10,000 investments made in the Horizon 30 Composite Index, the Horizon 30 Lipper Composite Average and the S&P 500 Composite Stock Index (S&P 500) for the same period. The results for Seligman Time Horizon 30 Fund Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman Time Horizon 30 Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 9. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Horizon 30 Composite Index, the Horizon 30 Lipper Composite Average, and the S&P 500 exclude the effects of taxes and sales charges, and the Horizon 30 Composite Index and the S&P 500 also exclude the effects of fees.

The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Net Asset Value Per Share				Capital Loss Information Per Share
				For the Year Ended December 31, 2002

	12/31/02	6/30/02	12/31/01		Capital Loss
Class A	$4.08	$4.79	$5.51	Realized	—
Class B	3.99	4.71	5.43	Unrealized	(1.751)	‡
Class C	3.99	4.71	5.43
Class D	3.99	4.71	5.43

See footnotes on page 9.

8

Performance Overview
Seligman Time Horizon 30 Fund

Investment Results

Total Returns
For Periods Ended December 31, 2002

		Average Annual

	Six Months*	One Year	Since Inception(1)

Class A**

With Sales Charge	(18.89)%	(29.41)%	(17.08)%
Without Sales Charge	(14.82)	(25.95)	(15.69)
Class B**

With CDSC***	(19.52)	(30.19)	(17.09)
Without CDSC	(15.29)	(26.52)	(16.29)
Class C**

With Sales Charge and CDSC	(17.01)	(27.92)	(16.63)
Without Sales Charge and CDSC	(15.29)	(26.52)	(16.36)
Class D**

With 1% CDSC	(16.13)	(27.25)	n/a
Without CDSC	(15.29)	(26.52)	(16.36)
Benchmarks

Horizon 30 Composite Index(2)	(12.98)	(15.68)	(9.26)
Horizon 30 Lipper Composite Average(2)	(13.59)	(23.20)	(16.14)
S&P 500(3)	(10.30)	(22.10)	(14.43)

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results.

J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Fund’s expenses pursuant to a contractual undertaking. Absent such waivers and reimbursements, returns would have been lower.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the investment of all distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

***	The CDSC is 5% for periods of one year or less and 3% since inception.
(1)

Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 32 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 4/24/00, 2/8/00, and 2/14/00, respectively.

(2)	See page 6 for benchmark descriptions.
(3)	The S&P 500 is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
‡	Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

9

Performance Overview
Seligman Time Horizon 20 Fund

This chart compares a $10,000 hypothetical investment made in Seligman Time Horizon 20 Fund Class A shares since the commencement of operations on January 10, 2000, through December 31, 2002, to $10,000 investments made in the Horizon 20 Composite Index, the Horizon 20 Lipper Composite Average and the S&P 500 Composite Stock Index (S&P 500) for the same period. The results for Seligman Time Horizon 20 Fund Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman Time Horizon 20 Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 11. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Horizon 20 Composite Index, the Horizon 20 Lipper Composite Average, and the S&P 500 exclude the effects of taxes and sales charges, and the Horizon 20 Composite Index and the S&P 500 also exclude the effects of fees.

The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Net Asset Value Per Share				Capital Loss Information Per Share
				For the Year Ended December 31, 2002

	12/31/02	6/30/02	12/31/01		Capital Loss
Class A	$4.11	$4.86	$5.59	Realized	$ (0.184)
Class B	4.00	4.75	5.48	Unrealized	(1.936)	‡
Class C	4.00	4.75	5.48
Class D	4.00	4.75	5.48

See footnotes on page 11.

10

Performance Overview
Seligman Time Horizon 20 Fund

Investment Results

Total Returns
For Periods Ended December 31, 2002

		Average Annual

	Six Months*	One Year	Since Inception(1)

Class A**

With Sales Charge	(19.41)%	(29.98)%	(16.86)%
Without Sales Charge	(15.43)	(26.48)	(15.47)
Class B**

With CDSC***	(20.00)	(30.66)	(16.96)
Without CDSC	(15.79)	(27.01)	(16.15)
Class C**

With Sales Charge and CDSC	(17.50)	(28.52)	(16.49)
Without Sales Charge and CDSC	(15.79)	(27.01)	(16.22)
Class D**

With 1% CDSC	(16.63)	(27.74)	n/a
Without CDSC	(15.79)	(27.01)	(16.22)
Benchmarks

Horizon 20 Composite Index(2)	(12.64)	(16.48)	(10.53)
Horizon 20 Lipper Composite Average(2)	(13.36)	(22.12)	(14.97)
S&P 500(3)	(10.30)	(22.10)	(14.43)

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results.

J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Fund’s expenses pursuant to a contractual undertaking. Absent such waivers and reimbursements, returns would have been lower.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the investment of all distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

***	The CDSC is 5% for periods of one year or less and 3% since inception.
(1)

Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 34 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 3/21/00, 1/18/00, and 1/21/00, respectively.

(2)	See page 6 for benchmark descriptions.
(3)	The S&P 500 is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
‡	Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

11

Performance Overview
Seligman Time Horizon 10 Fund

This chart compares a $10,000 hypothetical investment made in Seligman Time Horizon 10 Fund Class A shares since the commencement of operations on January 10, 2000, through December 31, 2002, to $10,000 investments made in the Horizon 10 Composite Index, the Horizon 10 Lipper Composite Average and the S&P 500 Composite Stock Index (S&P 500) for the same period. The results for Seligman Time Horizon 10 Fund Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman Time Horizon 10 Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 13. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Horizon 10 Composite Index, the Horizon 10 Lipper Composite Average, and the S&P 500 exclude the effects of taxes and sales charges, and the Horizon 10 Composite Index and the S&P 500 also exclude the effects of fees.

The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Net Asset Value Per Share				Dividend and Capital Loss
				Information Per Share
				For the Year Ended December 31, 2002

	12/31/02	6/30/02	12/31/01	Dividends Paid	Capital Loss
Class A	$4.19	$4.80	$5.55	$0.061	Realized	$(0.341)
Class B	4.16	4.75	5.50	0.026	Unrealized	(1.977)	‡
Class C	4.16	4.75	5.50	0.026
Class D	4.16	4.75	5.50	0.026

See footnotes on page 13.

12

Performance Overview
Seligman Time Horizon 10 Fund

Investment Results

Total Returns
For Periods Ended December 31, 2002

		Average Annual

	Six Months*	One Year	Since Inception(1)

Class A**

With Sales Charge	(15.68)%	(27.11)%	(15.53)%
Without Sales Charge	(11.47)	(23.43)	(14.12)
Class B**

With CDSC***	(16.27)	(27.69)	(15.57)
Without CDSC	(11.89)	(23.90)	(14.75)
Class C**

With Sales Charge and CDSC	(13.67)	(25.47)	(14.99)
Without Sales Charge and CDSC	(11.89)	(23.90)	(14.71)
Class D**

With 1% CDSC	(12.77)	(24.66)	n/a
Without CDSC	(11.89)	(23.90)	(14.79)
Benchmarks

Horizon 10 Composite Index(2)	(9.06)	(12.75)	(7.23)
Horizon 10 Lipper Composite Average(2)	(10.06)	(19.72)	(13.72)
S&P 500(3)	(10.30)	(22.10)	(14.43)

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results.

J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Fund’s expenses pursuant to a contractual undertaking. Absent such waivers and reimbursements, returns would have been lower.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the investment of all distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

***	The CDSC is 5% for periods of one year or less and 3% since inception.
(1)

Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 36 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 2/18/00, 3/6/00, and 2/15/00, respectively.

(2)	See page 6 for benchmark descriptions.
(3)	The S&P 500 is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
‡	Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

13

Performance Overview
Seligman Harvester Fund

This chart compares a $10,000 hypothetical investment made in Seligman Harvester Fund Class A shares since the commencement of operations on January 10, 2000, through December 31, 2002, to $10,000 investments made in the Harvester Composite Index, the Harvester Lipper Composite Average, and the S&P 500 Composite Stock Index (S&P 500) for the same period. The results for Seligman Harvester Fund Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman Harvester Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 15. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Harvester Composite Index, the Harvester Lipper Composite Average, and the S&P 500 exclude the effects of taxes and sales charges, and the Harvester Composite Index and the S&P 500 also exclude the effects of fees.

The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Net Asset Value Per Share				Dividend and Capital Loss Information Per Share
				For the Year Ended December 31, 2002

	12/31/02	6/30/02	12/31/01	Dividends Paid	Capital Loss
Class A	$4.29	$4.66	$5.31	$0.156	Realized	$(0.288)
Class B	4.29	4.66	5.31	0.114	Unrealized	(1.338)	‡
Class C	4.29	4.66	5.31	0.114
Class D	4.29	4.66	5.31	0.114

See footnotes on page 15.

14

Performance Overview
Seligman Harvester Fund

Investment Results

Total Returns
For Periods Ended December 31, 2002

		Average Annual

	Six Months*	One Year	Since Inception(1)

Class A**

With Sales Charge	(11.31)%	(20.44)%	(13.69)%
Without Sales Charge	(6.93)	(16.54)	(12.25)
Class B**

With CDSC***	(11.88)	(21.32)	(13.77)
Without CDSC	(7.28)	(17.28)	(12.97)
Class C**

With Sales Charge and CDSC	(9.17)	(18.85)	(13.30)
Without Sales Charge and CDSC	(7.28)	(17.28)	(13.01)
Class D**

With 1% CDSC	(8.20)	(18.08)	n/a
Without CDSC	(7.28)	(17.28)	(13.01)
Benchmarks

Harvester Composite Index(2)	(4.00)	(7.80)	(2.11)
Harvester Lipper Composite Average(2)	(5.81)	(11.76)	(7.82)
S&P 500(3)	(10.30)	(22.10)	(14.43)

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results.

J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Fund’s expenses pursuant to a contractual undertaking. Absent such waivers and reimbursements, returns would have been lower.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the investment of all distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

***	The CDSC is 5% for periods of one year or less and 3% since inception.
(1)

Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 38 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 2/17/00, 1/18/00, and 2/29/00, respectively.

(2)	See page 6 for benchmark descriptions.
(3)	The S&P 500 is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
‡	Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

15

Portfolios of Investments
December 31, 2002

Seligman Time Horizon 30 Fund

Domestic Equity Funds 59.1%	Shares	Value

Seligman Capital Fund*	70,961	$ 930,299
Seligman Communications and Information Fund*	45,238	730,594
Seligman Frontier Fund*	13,812	120,164
Seligman Growth Fund*	43,499	121,797
Seligman Large-Cap Value Fund	16,551	123,305
Seligman Small-Cap Value Fund*	56,328	540,749

		2,566,908

Global Equity Funds 38.3%

Seligman Emerging Markets Fund*	92,107	413,560
Seligman Global Smaller Companies Fund*	116,417	1,045,425
Seligman International Growth Fund*	24,922	203,114

		1,662,099

Total Investments (Cost $6,118,915) 97.4%		4,229,007

Other Assets Less Liabilities 2.6%		112,652

Net Assets 100.0%		$ 4,341,659

Seligman Time Horizon 20 Fund

Domestic Equity Funds 62.9%	Shares	Value

Seligman Capital Fund*	145,051	$ 1,901,619
Seligman Communications and Information Fund*	59,154	955,337
Seligman Frontier Fund*	33,032	287,378
Seligman Growth Fund*	305,982	856,750
Seligman Large-Cap Value Fund	115,810	862,784
Seligman Small-Cap Value Fund*	120,866	1,160,314

		6,024,182

Global Equity Funds 37.3%
Seligman Emerging Markets Fund*	212,955	956,168
Seligman Global Smaller Companies Fund*	183,036	1,643,663
Seligman International Growth Fund*	119,035	970,135

		3,569,966

Total Investments (Cost $14,198,444) 100.2%		9,594,148

Other Assets Less Liabilities (0.2%)		(14,537)

Net Assets 100.0%		$ 9,579,611

*   Non-incoming producing security.
See Notes to Financial Statements.

16

Portfolios of Investments
December 31, 2002

Seligman Time Horizon 10 Fund

Domestic Equity Funds 56.5%	Shares	Value

Seligman Capital Fund*	199,423	$ 2,614,436
Seligman Communications and Information Fund*	83,439	1,347,540
Seligman Frontier Fund*	43,993	382,739
Seligman Growth Fund*	408,612	1,144,114
Seligman Large-Cap Value Fund	159,939	1,191,545
Seligman Small-Cap Value Fund*	82,099	788,150

		7,468,524

Global Equity Funds 22.8%

Seligman Emerging Markets Fund*	160,416	1,307,390
Seligman Global Smaller Companies Fund*	116,485	1,046,035
Seligman International Growth Fund*	148,538	666,936

		3,020,361

Fixed-Income Funds 20.3%

Seligman High-Yield Bond Series	639,023	2,019,313
Seligman Investment Grade Fixed Income Fund	91,012	666,210

		2,685,523

Total Investments (Cost $19,442,708) 99.6%		13,174,408

Other Assets Less Liabilities 0.4%		46,645

Net Assets 100.0%		$13,221,053

Seligman Harvester Fund

Domestic Equity Funds 42.3%	Shares	Value

Seligman Capital Fund *	94,496	$ 1,238,843
Seligman Common Stock Fund	159,514	1,354,274
Seligman Growth Fund*	480,233	1,344,652
Seligman Large-Cap Value Fund	180,486	1,344,621

		5,282,390

Global Equity Funds 17.0%

Seligman Global Growth Fund*	119,437	613,906
Seligman International Growth Fund*	184,919	1,507,090

		2,120,996

Fixed-Income Funds 38.6%

Seligman High-Yield Bond Series	600,558	1,897,763
Seligman Investment Grade Fixed Income Fund	229,412	1,679,296
Seligman U.S. Government Securities Series	168,411	1,244,557

		4,821,616

Total Investments (Cost $16,116,746) 97.9%		12,225,002

Other Assets Less Liabilities 2.1%		260,884

Net Assets 100.0%		$12,485,886

*   Non-incoming producing security.
See Notes to Financial Statements.

17

Statements of Assets and Liabilities
December 31, 2002

	Seligman Time Horizon 30 Fund	Seligman Time Horizon 20 Fund	Seligman Time Horizon 10 Fund	Seligman Harvester Fund
Assets

Investments in underlying funds, at value (see portfolios of investments):	$4,229,007	$9,594,148	$13,174,408	$12,225,002
Cash	102,978	42,567	67,758	158,345
Prepaid registration fees	23,537	23,563	23,592	23,588
Receivable for Capital Stock sold	11,002	10,251	54,460	140,852
Dividends receivable	—	—	6,854	9,597
Receivable from Manager	4,860	5,218	5,048	5,796
Other	116	5,180	431	363

Total Assets:	4,371,500	9,680,927	13,332,551	12,563,543

Liabilities:

Payable for investments purchased	9,310	49,584	—	—
Dividends payable	—	—	—	3,440
Payable for Capital Stock repurchased	3,895	9,584	69,884	26,683
Accrued expenses and other	16,636	42,148	41,614	47,534

Total Liabilities	29,841	101,316	111,498	77,657

Net Assets	$4,341,659	$9,579,611	$13,221,053	$12,485,886

Composition of Net Assets:

Capital Stock, at $0.001 par value:
Class A	$376	$653	$627	$497
Class B	202	390	747	665
Class C	413	1,101	1,559	1,484
Class D	89	233	239	262
Additional paid-in capital	6,231,732	14,619,352	20,569,765	17,657,981
Dividends in excess of net investment income	(1,245)	(1,259)	(1,228)	(1,264)
Accumulated net realized loss	—	(436,563)	(1,082,356)	(1,281,995)
Net unrealized depreciation of investments	(1,889,908)	(4,604,296)	(6,268,300)	(3,891,744)

Net Assets	$4,341,659	$9,579,611	$13,221,053	$12,485,886

Net Assets:

Class A	$1,531,271	$2,682,871	$2,626,739	$2,134,712
Class B	806,000	1,558,687	3,109,618	2,854,927
Class C	1,649,040	4,404,748	6,491,120	6,370,932
Class D	355,348	933,305	993,576	1,125,315

(Continued on page 19.)

18

Statements of Assets and Liabilities
December 31, 2002

	Seligman Time Horizon 30 Fund	Seligman Time Horizon 20 Fund	Seligman Time Horizon 10 Fund	Seligman Harvester Fund
Shares of Capital Stock Outstanding:

Class A	375,695	653,236	626,555	497,276
Class B	201,787	389,738	746,964	665,021
Class C	412,832	1,101,467	1,559,204	1,484,164
Class D	88,963	233,366	238,688	262,146

Net Asset Value per Share:

Class A	$ 4.08	$ 4.11	$ 4.19	$ 4.29
Class B	$ 3.99	$ 4.00	$ 4.16	$ 4.29
Class C	$ 3.99	$ 4.00	$ 4.16	$ 4.29
Class D	$ 3.99	$ 4.00	$ 4.16	$ 4.29

See Notes to Financial Statements.

19

Statements of Operations
For the Year Ended December 31, 2002

	Seligman Time Horizon 30 Fund	Seligman Time Horizon 20 Fund	Seligman Time Horizon 10 Fund	Seligman Harvester Fund
Investment Income:

Dividends from underlying funds	$1,030	$7,040	$234,408	$321,581

Expenses:

Registration	54,187	60,237	64,102	61,691
Distribution and service fees	22,489	62,492	95,047	87,155
Audit and legal fees	11,448	23,072	23,817	29,608
Directors’ fees and expenses, net	4,801	4,937	4,972	4,988
Management fees	4,482	11,126	15,438	13,617
Shareholder reports and communications	4,203	16,918	12,459	15,598
Custody and related services	3,304	2,939	3,420	3,253
Shareholder account services	2,705	6,117	7,780	8,482
Miscellaneous	1,119	5,752	1,521	4,818

Total Expenses Before Waiver/Reimbursement	108,738	193,590	228,556	229,210

Waiver and reimbursement of expenses	(63,838)	(75,470)	(56,317)	(73,960)

Total Expenses After Waiver and Reimbursement	44,900	118,120	172,239	155,250

Net Investment Income (Loss)	(43,870)	(111,080)	62,169	166,331

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	—	(436,563)	(1,083,403)	(840,365)
Capital gain distribution from underlying funds	—	—	1,047	1,987
Net change in unrealized depreciation of investments	(1,350,010)	(3,033,261)	(3,408,643)	(1,963,668)

Net Loss on Investments	(1,350,010)	(3,469,824)	(4,490,999)	(2,802,046)

Decrease in Net Assets from Operations	$(1,393,880)	$(3,580,904)	$(4,428,830)	$(2,635,715)

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Seligman Time Horizon 30 Fund		Seligman Time Horizon 20 Fund

	Year Ended December 31,		Year Ended December 31,

	2002	2001	2002	2001

Operations:

Net investment loss	$ (43,870)	(32,293)	$ (111,080)	(81,677)
Net realized gain (loss) on investments and distributions from underlying funds	—	40,815	(436,563)	116,663
Net change in unrealized depreciation of investments	(1,350,010)	(175,751)	(3,033,261)	(710,315)

Decrease in Net Assets from Operations	(1,393,880)	(167,229)	(3,580,904)	(675,329)

Distributions to Shareholders:
Net investment income:
Class A	—	(7,713)	—	(15,533)
Class B	—	(3,661)	—	(7,798)
Class C	—	(10,844)	—	(32,529)
Class D	—	(2,102)	—	(5,958)
Total	—	(24,320)	—	(61,818)

Net long-term realized gain on investments:
Class A	—	(38,268)	—	(84,689)
Class B	—	(22,246)	—	(49,829)
Class C	—	(66,650)	—	(201,169)
Class D	—	(11,962)	—	(37,741)
Total	—	(139,126)	—	(373,428)

Decrease in Net Assets from Distributions	—	(163,446)	—	(435,246)
Capital Share Transactions:
Net proceeds from sales of shares	1,609,021	2,285,074	3,806,150	6,984,210
Exchanged from associated funds	631,899	514,273	577,604	1,253,971
Investment of dividends	—	23,901	—	59,179
Value of shares issued in payment of gain distribution	—	138,060	—	363,091

Total	2,240,920	2,961,308	4,383,754	8,660,451

Cost of shares repurchased	(714,537)	(235,395)	(1,964,612)	(770,304)
Exchanged into associated funds	(213,397)	(144,101)	(637,309)	(726,993)

Total	(927,934)	(379,496)	(2,601,921)	(1,497,297)

Increase in Net Assets from Capital Share Transactions	1,312,986	2,581,812	1,781,833	7,163,154

Increase (decrease) in Net Assets	(80,894)	2,251,137	(1,799,071)	6,052,579

Net Assets:

Beginning of year	4,422,553	2,171,416	11,378,682	5,326,103

End of Year*	$ 4,341,659	4,422,553	$ 9,579,611	11,378,682

* Net of dividends in excess of net investment income as follows:	$1,245	$1,046	$1,259	$1,046
See Notes to Financial Statements.

21

Statements of Changes in Net Assets

	Seligman Time Horizon 10 Fund		Seligman Harvester Fund

	Year Ended December 31,		Year Ended December 31,

	2002	2001	2002	2001

Operations:

Net investment income	$ 62,169	122,413	$ 166,331	284,911
Net realized gain (loss) on investments and distributions from underlying funds	(1,082,356)	212,191	(838,378)	(440,441)
Net change in unrealized depreciation of investments	(3,408,643)	(1,669,920)	(1,963,668)	(1,421,466)

Decrease in Net Assets from Operations	(4,428,830)	(1,335,316)	(2,635,715)	(1,576,996)

Distributions to Shareholders:
Net investment income:
Class A	(29,176)	(66,493)	(40,463)	(60,056)
Class B	(9,149)	(76,094)	(25,232)	(69,675)
Class C	(20,214)	(136,407)	(87,522)	(183,097)
Class D	(3,630)	(21,659)	(13,114)	(23,740)

Total	(62,169)	(300,653)	(166,331)	(336,568)

Dividends in excess of net investment income:
Class A	(36)	—	(19,751)	—
Class B	(43)	—	(23,990)	—
Class C	(89)	—	(71,004)	—
Class D	(14)	—	(11,155)	—

Total	(182)	—	(125,900)	—

Return of capital:
Class A	(8,007)	—	(9,643)	—
Class B	(9,546)	—	(12,896)	—
Class C	(19,926)	—	(28,781)	—
Class D	(3,050)	—	(5,084)	—

Total	(40,529)	—	(56,404)	—

Net long-term realized gain on investments:
Class A	—	(83,668)	—	(16,886)
Class B	—	(127,695)	—	(25,314)
Class C	—	(233,323)	—	(83,298)
Class D	—	(37,257)	—	(14,655)

Total	—	(481,943)	—	(140,153)

Decrease in Net Assets from Distributions	(102,880)	(782,596)	(348,635)	(476,721)

(Continued on page 23.)

22

Statements of Changes in Net Assets

	Seligman Time Horizon 10 Fund		Seligman Harvester Fund

	Year Ended December 31,		Year Ended December 31,

	2002	2001	2002	2001

Capital Share Transactions:

Net proceeds from sales of shares	3,686,916	11,987,270	4,068,593	11,207,604
Exchanged from associated funds	1,950,517	1,390,530	1,732,043	514,306
Investment of dividends	94,676	276,947	309,077	292,729
Value of shares issued in payment of gain distribution	—	443,901	—	134,220

Total	5,732,109	14,098,648	6,109,713	12,148,859

Cost of shares repurchased	(2,979,737)	(1,571,080)	(3,283,643)	(1,074,750)

Exchanged into associated funds	(1,425,135)	(1,057,037)	(937,375)	(718,456)

Total	(4,404,872)	(2,628,117)	(4,221,018)	(1,793,206)

Increase in Net Assets from Capital Share
Transactions	1,327,237	11,470,531	1,888,695	10,355,653

Increase (decrease) in Net Assets	(3,204,473)	9,352,619	(1,095,655)	8,301,936

Net Assets:

Beginning of year	16,425,526	7,072,907	13,581,541	5,279,605

End of Year*	$ 13,221,053	16,425,526	$ 12,485,886	13,581,541

* Net of dividends in excess of net investment income as follows:	$1,228	$1,046	$1,264	$1,046
See Notes to Financial Statements.

23

Notes to Financial Statements

1.

Organization — Seligman Time Horizon/Harvester Series, Inc. (the “Series”) was incorporated in Maryland on August 4, 1999, as an open-end diversified management investment company. The Series consists of four separate funds: Seligman Time Horizon 30 Fund (“Time Horizon 30 Fund”), Seligman Time Horizon 20 Fund (“Time Horizon 20 Fund”), Seligman Time Horizon 10 Fund (“Time Horizon 10 Fund”), and Seligman Harvester Fund (“Harvester Fund”). The Series had no operations prior to January 10, 2000 (commencement of investment operations), other than those relating to organizational matters, and for each Fund, the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 3,502 Class A shares of Capital Stock for $25,004 on December 14, 1999. Each Fund invests in a combination of Class A shares of other Seligman mutual funds (the “Underlying Funds”).

2.

Multiple Classes of Shares — Each Fund of the Series offers four classes of shares — Class A shares, Class B shares, Class C shares, and Class D shares. Class A shares are sold with an initial sales charge of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% on an annual basis, and CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

a.

Security Valuation — Underlying Funds owned by a Fund are valued at their respective net asset values. US Government securities and short-term obligations, with more than 60 days remaining to maturity, are valued at current market values. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

	b.	Federal Taxes — Each Fund in the Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.

Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 2002, distribution and service fees were the only class-specific expenses.

24

Notes to Financial Statements

	e.	Distributions to Shareholders — The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series.

4.	Purchases and Sales of Securities — Purchases and sales of portfolio securities (underlying funds), excluding short-term investments, for the year ended December 31, 2002, were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales

Time Horizon 30 Fund	$ 1,279,495	$ —	Time Horizon 10 Fund	$ 2,938,260	$ 1,242,393
Time Horizon 20 Fund	2,239,737	328,820	Harvester Fund	6,874,614	5,251,883

At December 31, 2002, the cost of investments for federal income tax purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

Fund	Cost	Total Unrealized Appreciation	Total Unrealized Depreciation

Time Horizon 30 Fund	$ 6,118,915	$ 8,125	$ 1,898,033
Time Horizon 20 Fund	14,198,445	30,205	4,634,501
Time Horizon 10 Fund	19,579,379	36,883	6,441,854
Harvester Fund	16,560,675	8,317	4,343,990

The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales of $136,671 and $443,929 for Time Horizon 10 Fund and Harvester Fund, respectively.

5.

Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.10% per annum of each Fund’s average daily net assets. The Manager has contractually undertaken to waive its fee and reimburse each Fund’s expenses, other than distribution and service fees, that exceed 0.50% per annum of the Fund’s average daily net assets through December 31, 2003 and that exceed 0.75% per annum of average daily net assets from January 1, 2004 through December 31, 2010.

The Distributor, agent for the distribution of the Series’ shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

Fund	Distributor Concessions	Dealer Commissions	Fund	Distributor Concessions	Dealer Commissions

Time Horizon 30 Fund	$ 1,926	$ 21,033	Time Horizon 10 Fund	$ 3,845	$ 47,728
Time Horizon 20 Fund	3,250	40,520	Harvester Fund	4,998	53,826

25

Notes to Financial Statements

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A, Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee (12b-1 fee) of up to 0.25% per annum of the average daily net assets attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. To avoid any duplication of the 12b-1 fee, the 12b-1 fees to be paid by each class of a Fund will be reduced by the dollar amount of any 12b-1 fees paid by the Underlying Funds with respect to shares owned by the Fund.

For the year ended December 31, 2002, 12b-1 fees incurred by the Time Horizon 30 Fund, Time Horizon 20 Fund, Time Horizon 10 Fund, and the Harvester Fund (net of 12b-1 fees paid by underlying funds), aggregated $121, $182, $213, and $144, respectively, or 0.01% per annum of the average daily net assets of Class A shares.

With respect to Class C and Class D shares, service organizations may receive up to 0.75% per annum of the average daily net assets for providing other distribution assistance. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% per annum of the average daily net assets is payable monthly by the Funds to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2002, the 12b-1 fees incurred under the Plan (net of 12b-1 fees paid by Underlying Funds), and their equivalent per annum percentage of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

Fund	Class B	Class C	Class D	Fee Rate

Time Horizon 30 Fund	$ 5,364	$ 14,256	$ 2,748	0.76%
Time Horizon 20 Fund	11,943	42,913	7,454	0.76
Time Horizon 10 Fund	28,302	57,590	8,942	0.76
Harvester Fund	19,573	58,294	9,144	0.76

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2002, such charges amounted to $1,376 for Time Horizon 30 Fund, $6,148 for Time Horizon 20 Fund, $7,727 for Time Horizon 10 Fund and $7,373 for Harvester Fund.

The Distributor has sold its rights to the Purchasers to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor for the year ended December 31, 2002, were as follows:

Fund	Amount	Fund	Amount

Time Horizon 30 Fund	$ 1,582	Time Horizon 10 Fund	$ 2,059
Time Horizon 20 Fund	2,718	Harvester Fund	2,392

26

Notes to Financial Statements

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2002, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

Fund	Commissions	Distribution and Service Fees	Fund	Commissions	Distribution and Service Fees

Time Horizon 30 Fund	$ 135	$ 169	Time Horizon 10 Fund	$ 898	$ 251
Time Horizon 20 Fund	123	490	Harvester Fund	—	107

Seligman Data Corp., which is owned by certain associated investment companies, charged the Series at cost the following amounts for shareholder account services in accordance with a methodology approved by the Series’ directors:

Fund	Amount	Fund	Amount

Time Horizon 30 Fund	$ 2,705	Time Horizon 10 Fund	$ 7,780
Time Horizon 20 Fund	6,117	Harvester Fund	8,482

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued theron is included in directors’ fees and expenses, and the accumulated balances thereof at December 31, 2002, included in other liabilities, were as follows:

Fund	Amount	Fund	Amount

Time Horizon 30 Fund	$ 1,245	Time Horizon 10 Fund	$ 1,267
Time Horizon 20 Fund	1,259	Harvester Fund	1,264

6.

Capital Loss Carryforward — At December 31, 2002, the Time Horizon 20, Time Horizon 10, and Harvester Funds had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains as follows:

	Time Horizon 20 Fund	Time Horizon 10 Fund	Harvester Fund

Amount	$ 436,563	$ 933,400	$ 262,298
Expiration	2010	2010	2009

Accordingly, no capital gains distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Harvester Fund elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $550,357 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

27

Notes to Financial Statements

7.

Capital Stock Share Transactions — The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At December 31, 2002, 4,000,000,000 shares were authorized for the Series, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

Time Horizon 30 Fund	2002		2001

Class A	Shares	Amount	Shares	Amount

Sales of shares	77,828	$ 383,641	126,576	$ 690,513
Exchanged from associated funds	99,975	472,873	51,538	279,253
Shares issued in payment of dividends	—	—	1,415	7,713
Shares issued in payment of gain distributions	—	—	7,655	38,275

Total	177,803	856,514	187,184	1,015,754

Shares repurchased	(32,647)	(157,812)	(8,649)	(49,951)
Exchanged into associated funds	(23,571)	(118,606)	(2,173)	(11,441)

Total	(56,218)	(276,418)	(10,822)	(61,392)

Increase	121,585	$ 580,096	176,362	$ 954,362

Class B	Shares	Amount	Shares	Amount

Sales of shares	100,219	$ 452,852	74,987	$ 434,325
Exchanged from associated funds	14,374	65,139	25,304	142,397
Shares issued in payment of dividends	—	—	660	3,549
Shares issued in payment of gain distributions	—	—	4,448	21,976

Total	114,593	517,991	105,399	602,247

Shares repurchased	(19,660)	(95,309)	(6,931)	(40,650)
Exchanged into associated funds	(18,052)	(86,658)	(15,756)	(77,386)

Total	(37,712)	(181,967)	(22,687)	(118,036)

Increase	76,881	$ 336,024	82,712	$ 484,211

Class C	Shares	Amount	Shares	Amount

Sales of shares	126,077	$ 621,631	166,644	$ 953,912
Exchanged from associated funds	3,918	20,195	6,471	36,378
Shares issued in payment of dividends	—	—	2,017	10,853
Shares issued in payment of gain distributions	—	—	13,494	66,661

Total	129,995	641,826	188,626	1,067,804

Shares repurchased	(75,524)	(315,636)	(20,167)	(119,332)
Exchanged into associated funds	(524)	(2,343)	(11,134)	(54,501)

Total	(76,048)	(317,979)	(31,301)	(173,833)

Increase	53,947	$ 323,847	157,325	$ 893,971

Class D	Shares	Amount	Shares	Amount

Sales of shares	31,964	$ 150,897	36,963	$ 206,324
Exchanged from associated funds	15,549	73,692	9,826	56,245
Shares issued in payment of dividends	—	—	332	1,786
Shares issued in payment of gain distributions	—	—	2,257	11,148

Total	47,513	224,589	49,378	275,503

Shares repurchased	(30,070)	(145,780)	(4,588)	(25,462)
Exchanged into associated funds	(1,087)	(5,790)	(142)	(773)

Total	(31,157)	(151,570)	(4,730)	(26,235)

Increase	16,356	$ 73,019	44,648	$ 249,268

28

Notes to Financial Statements

	Year Ended December 31,

Time Horizon 20 Fund	2002		2001

Class A	Shares	Amount	Shares	Amount

Sales of shares	186,494	$ 923,058	246,574	$ 1,393,250
Exchanged from associated funds	76,541	365,331	112,131	641,234
Shares issued in payment of dividends	—	—	2,748	15,167
Shares issued in payment of gain distributions	—	—	16,394	83,935

Total	263,035	1,288,389	377,847	2,133,586

Shares repurchased	(81,132)	(385,546)	(15,111)	(89,933)
Exchanged into associated funds	(37,384)	(177,720)	(34,970)	(194,957)

Total	(118,516)	(563,266)	(50,081)	(284,890)

Increase	144,519	$ 725,123	327,766	$ 1,848,696

Class B	Shares	Amount	Shares	Amount

Sales of shares	161,123	$ 776,154	171,967	$ 1,000,637
Exchanged from associated funds	17,906	80,873	17,966	101,635
Shares issued in payment of dividends	—	—	1,229	6,660
Shares issued in payment of gain distributions	—	—	8,656	43,539

Total	179,029	857,027	199,818	1,152,471

Shares repurchased	(40,938)	(190,563)	(12,795)	(73,324)
Exchanged into associated funds	(15,207)	(70,108)	(35,351)	(173,559)

Total	(56,145)	(260,671)	(48,146)	(246,883)

Increase	122,884	$ 596,356	151,672	$ 905,588

Class C	Shares	Amount	Shares	Amount

Sales of shares	342,333	$1,688,692	722,334	$ 4,262,803
Exchanged from associated funds	17,749	92,840	22,294	116,952
Shares issued in payment of dividends	—	—	5,860	31,762
Shares issued in payment of gain distributions	—	—	39,588	199,126

Total	360,082	1,781,532	790,076	4,610,643

Shares repurchased	(286,664)	(1,206,068)	(68,007)	(389,246)
Exchanged into associated funds	(69,788)	(298,676)	(49,798)	(310,264)

Total	(356,452)	(1,504,744)	(117,805)	(699,510)

Increase	3,630	$ 276,788	672,271	$ 3,911,133

Class D	Shares	Amount	Shares	Amount

Sales of shares	90,028	$ 418,246	55,738	$ 327,520
Exchanged from associated funds	7,958	38,560	66,425	394,150
Shares issued in payment of dividends	—	—	1,031	5,590
Shares issued in payment of gain distributions	—	—	7,255	36,491

Total	97,986	456,806	130,449	763,751

Shares repurchased	(38,787)	(182,435)	(35,898)	(217,801)
Exchanged into associated funds	(18,720)	(90,805)	(8,830)	(48,213)

Total	(57,507)	(273,240)	(44,728)	(266,014)

Increase	40,479	$ 183,566	85,721	$ 497,737

29

Notes to Financial Statements

	Year Ended December 31,

Time Horizon 10 Fund	2002		2001

Class A	Shares	Amount	Shares	Amount

Sales of shares	175,829	$ 866,883	371,601	$ 2,201,305
Exchanged from associated funds	49,140	237,218	24,270	151,458
Shares issued in payment of dividends	8,444	35,887	11,284	62,173
Shares issued in payment of gain distributions	—	—	15,626	82,507

Total	233,413	1,139,988	422,781	2,497,443

Shares repurchased	(122,370)	(551,188)	(29,228)	(165,950)
Exchanged into associated funds	(27,699)	(128,895)	(7,861)	(42,788)

Total	(150,069)	(680,083)	(37,089)	(208,738)

Increase	83,344	$ 459,905	385,692	$ 2,288,705

Class B	Shares	Amount	Shares	Amount

Sales of shares	119,407	$ 588,191	412,698	$ 2,482,904
Exchanged from associated funds	94,435	463,379	37,718	216,631
Shares issued in payment of dividends	3,608	15,228	11,155	61,017
Shares issued in payment of gain distributions	—	—	19,267	100,573

Total	217,450	1,066,798	480,838	2,861,125

Shares repurchased	(169,162)	(788,856)	(76,069)	(466,676)
Exchanged into associated funds	(76,923)	(344,345)	(66,730)	(364,124)

Total	(246,085)	(1,133,201)	(142,799)	(830,800)

Increase (decrease)	(28,635)	$ (66,403)	338,039	$ 2,030,325

Class C	Shares	Amount	Shares	Amount

Sales of shares	415,066	$2,084,780	1,125,916	$ 6,812,826
Exchanged from associated funds	211,222	911,850	99,990	579,086
Shares issued in payment of dividends	9,048	38,127	24,300	132,920
Shares issued in payment of gain distributions	—	—	43,020	224,563

Total	635,336	3,034,757	1,293,226	7,749,395

Shares repurchased	(291,950)	(1,286,032)	(97,101)	(567,475)
Exchanged into associated funds	(225,392)	(946,411)	(110,863)	(583,632)

Total	(517,342)	(2,232,443)	(207,964)	(1,151,107)

Increase	117,994	$ 802,314	1,085,262	$ 6,598,288

Class D	Shares	Amount	Shares	Amount

Sales of shares	31,001	$ 147,062	79,850	$ 490,235
Exchanged from associated funds	66,155	338,070	76,080	443,355
Shares issued in payment of dividends	1,288	5,434	3,809	20,837
Shares issued in payment of gain distributions	—	—	6,946	36,258

Total	98,444	490,566	166,685	990,685

Shares repurchased	(78,212)	(353,661)	(63,584)	(370,979)
Exchanged into associated funds	(1,212)	(5,484)	(11,574)	(66,493)

Total	(79,424)	(359,145)	(75,158)	(437,472)

Increase	19,020	$ 131,421	91,527	$ 553,213

30

Notes to Financial Statements

	Year Ended December 31,

Harvester Fund	2002		2001

Class A	Shares	Amount	Shares	Amount

Sales of shares	302,783	$ 1,436,218	123,068	$ 689,900
Exchanged from associated funds	67,728	312,816	21,491	118,879
Shares issued in payment of dividends	12,384	59,420	8,138	46,257
Shares issued in payment of gain distributions	—	—	3,159	16,304

Total	382,895	1,808,454	155,856	871,340

Shares repurchased	(199,687)	(881,851)	(15,136)	(88,913)
Exchanged into associated funds	(30,907)	(148,393)	—	—

Total	(230,594)	(1,030,244)	(15,136)	(88,913)

Increase	152,301	$ 778,210	140,720	$ 782,427

Class B	Shares	Amount	Shares	Amount

Sales of shares	147,962	$ 681,711	322,180	$ 1,954,509
Exchanged from associated funds	203,278	921,346	29,353	167,934
Shares issued in payment of dividends	10,326	49,962	10,851	61,568
Shares issued in payment of gain distributions	—	—	4,486	22,661

Total	361,566	1,653,019	366,870	2,206,672

Shares repurchased	(135,731)	(611,901)	(29,810)	(162,625)
Exchanged into associated funds	(26,335)	(118,062)	(42,104)	(220,823)

Total	(162,066)	(729,963)	(71,914)	(383,448)

Increase	199,500	$ 923,056	294,956	$ 1,823,224

Class C	Shares	Amount	Shares	Amount

Sales of shares	397,059	$1,897,446	1,254,525	$ 7,335,490
Exchanged from associated funds	85,323	409,998	19,118	107,097
Shares issued in payment of dividends	35,220	171,041	29,218	163,654
Shares issued in payment of gain distributions	—	—	15,625	80,627

Total	517,602	2,478,485	1,318,486	7,686,868

Shares repurchased	(383,877)	(1,710,146)	(141,997)	(776,648)
Exchanged into associated funds	(150,567)	(655,002)	(88,898)	(497,633)

Total	(534,444)	(2,365,148)	(230,895)	(1,274,281)

Increase (decrease)	(16,842)	$ 113,337	1,087,591	$ 6,412,587

Class D	Shares	Amount	Shares	Amount

Sales of shares	10,715	$ 53,218	209,568	$ 1,227,705
Exchanged from associated funds	18,744	87,883	21,574	120,396
Shares issued in payment of dividends	5,881	28,654	3,914	21,250
Shares issued in payment of gain distributions	—	—	2,826	14,628

Total	35,340	169,755	237,882	1,383,979

Shares repurchased	(17,776)	(79,745)	(8,434)	(46,564)
Exchanged into associated funds	(3,441)	(15,918)	—	—

Total	(21,217)	(95,663)	(8,434)	(46,564)

Increase	14,123	$ 74,092	229,448	$ 1,337,415

31

Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each Fund from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	Time Horizon 30 Fund

	Class A				Class B

	Year Ended December 31,		1/10/00* to 12/31/00		Year Ended December 31,		4/24/00†† to 12/31/00

	2002	2001			2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$ 5.51	$ 6.24	$ 7.14		$ 5.43	$ 6.21	$ 7.00

Income from Investment Operations:

Net investment loss	(0.02)	(0.03)	(0.03)		(0.06)	(0.07)	(0.05)
Net realized and unrealized loss on investments	(1.41)	(0.46)	(0.84)		(1.38)	(0.47)	(0.71)

Total from Investment Operations	(1.43)	(0.49)	(0.87)		(1.44)	(0.54))	(0.76)

Less Distributions:

Distributions from net
investment income	—	(0.03)	—		—	(0.03)	—
Distributions from net realized capital gains	—	(0.21)	(0.03)		—	(0.21)	(0.03)

Total Distributions	—	(0.24)	(0.03)		—	(0.24)	(0.03)

Net Asset Value, End of Period	$ 4.08	$ 5.51	$ 6.24		$ 3.99	$ 5.43	$ 6.21

Total Return:	(25.95)%	(7.47)%	(12.18	)%øø	(26.52)%	(8.32)%	(10.85	)%øø

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 1,531	$ 1,399	$ 485		$ 806	$ 679	$ 262
Ratio of expenses to average net assets	0.51%	0.51%	0.51	%†	1.26%	1.26%	1.26	%†
Ratio of net investment loss to average net assets	(0.49)%	(0.49)%	(0.51)	%†	(1.24)%	1.24%	(1.26)	%†
Portfolio turnover rate	—	—	—		—	—	—
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	1.93%	3.70%	25.60	%†	2.68%	4.45%	14.14	%†
Ratio of net investment loss to average net assets	(1.91)%	(3.68)%	(25.60)	%†	(2.66)%	(4.43)%	(14.14)	%†

See footnotes on page 39.

32

Financial Highlights

	Time Horizon 30 Fund

	Class C				Class D

	Year Ended December 31,		2/8/00†† to 12/31/00		Year Ended December 31,		2/14/00†† to 12/31/00

	2002	2001			2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$ 5.43	$ 6.21	$ 7.56		$ 5.43	$ 6.21	$ 7.58

Income from Investment Operations:

Net investment loss	(0.06)	(0.07)	(0.07)		(0.06)	(0.07)	(0.08)
Net realized and unrealized loss on investments	(1.38)	(0.47)	(1.25)		(1.38)	(0.47)	(1.26)

Total from Investment Operations	(1.44)	(0.54)	(1.32)		(1.44)	(0.54)	(1.34)

Less Distributions:

Distributions from net investment income	—	(0.03)	—		—	(0.03)	—
Distributions from net realized capital gains	—	(0.21)	(0.03)		—	(0.21)	(0.03)

Total Distributions	—	(0.24)	(0.03)		—	(0.24)	(0.03)

Net Asset Value, End of Period	$ 3.99	$ 5.43	$ 6.21		$ 3.99	$ 5.43	$ 6.21

Total Return:	(26.52)%	(8.32)%	(17.46	)%øø	(26.52)%	(8.32)%	(17.67	)%øø

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 1,649	$ 1,950	$ 1,251		$ 355	$ 395	$ 174
Ratio of expenses to average net assets	1.26%	1.26%	1.26	%†	1.26%	1.26%	1.26	%†
Ratio of net investment loss to average net assets	(1.24)%	(1.24)%	(1.26)	%†	(1.24)%	(1.24)%	(1.26)	%†
Portfolio turnover rate	—	—	—		—	—	—
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	2.68%	4.45%	14.14	%†	2.68%	4.45%	14.14	%†
Ratio of net investment loss to average net assets	(2.66)%	(4.43)%	(14.14)	%†	(2.66)%	(4.43)%	(14.14)	%†

See footnotes on page 39.

33

Financial Highlights

	Time Horizon 20 Fund

	Class A				Class B

	Year Ended December 31,		1/10/00* to 12/31/00		Year Ended December 31,		3/21/00†† to 12/31/00

	2002	2001			2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$ 5.59	$ 6.47	$ 7.14		$ 5.48	$ 6.41	$ 7.93

Income from Investment Operations:

Net investment loss	(0.02)	(0.03)	(0.03)		(0.06)	(0.07)	(0.07)
Net realized and unrealized loss on investments	(1.46)	(0.61)	(0.60)		(1.42)	(0.62)	(1.41)

Total from Investment Operations	(1.48)	(0.64)	(0.63)		(1.48)	(0.69)	(1.48)

Less Distributions:

Distributions from net investment income	—	(0.03)	—		—	(0.03)	—
Distributions from net realized capital gains	—	(0.21)	(0.04)		—	(0.21)	(0.04)

Total Distributions	—	(0.24)	(0.04)		—	(0.24)	(0.04)

Net Asset Value, End of Period	$ 4.11	$ 5.59	$ 6.47		$ 4.00	$ 5.48	$ 6.41

Total Return:	(26.48)%	(9.52)%	(8.83	)%øø	(27.01)%	(10.40)%	(18.67	)%øø

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 2,683	$ 2,842	$ 1,171		$ 1,559	$ 1,463	$ 739
Ratio of expenses to average net assets	0.51%	0.51%	0.51	%†	1.26%	1.26%	1.26	%†
Ratio of net investment loss to average net assets	(0.44)%	(0.44)%	(0.51)	%†	(1.19)%	(1.19)%	(1.26)	%†
Portfolio turnover rate	3.01%	—	0.62%		3.01%	—	0.62	%ø
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	1.19%	1.64%	11.84	%†	1.94%	2.39%	5.84	%†
Ratio of net investment loss to average net assets	(1.12)%	(1.57)%	(11.84)	%†	(1.87)%	(2.32)%	(5.84)	%†

See footnotes on page 39.

34

Financial Highlights

	Time Horizon 20 Fund

	Class C				Class D

	Year Ended December 31,		1/18/00†† to 12/31/00		Year Ended December 31,		1/21/00†† to 12/31/00

	2002	2001			2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$ 5.48	$ 6.41	$ 7.28		$ 5.48	$ 6.41	$ 7.31

Income from Investment Operations:

Net investment loss	(0.06)	(0.07)	(0.08)		(0.06)	(0.07)	(0.09)
Net realized and unrealized loss on investments	(1.42)	(0.62)	(0.75)		(1.42)	(0.62)	(0.77)

Total from Investment Operations	(1.48)	(0.69)	(0.83)		(1.48)	(0.69)	(0.86)

Less Distributions:

Distributions from net investment income	—	(0.03)	—		—	(0.03)	—
Distributions from net realized capital gains	—	(0.21)	(0.04)		—	(0.21)	(0.04)

Total Distributions	—	(0.24)	(0.04)		—	(0.24)	(0.04)

Net Asset Value, End of Period	$ 4.00	$ 5.48	$ 6.41		$ 4.00	$ 5.48	$ 6.41

Total Return:	(27.01)%	(10.40)%	(11.41	)%øø	(27.01)%	(10.40)%	(11.77	)%øø

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$ 4,405	$ 6,017	$ 2,729		$ 933	$ 1,057	$ 687
Ratio of expenses to average net assets	1.26%	1.26%	1.26	%†	1.26%	1.26%	1.26	%†
Ratio of net investment loss to average net assets	(1.19)%	(1.19)%	(1.26)	%†	(1.19)%	(1.19)%	(1.26)	%†
Portfolio turnover rate	3.01%	—	0.62	%ø	3.01%	—	0.62	%ø
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	1.94%	2.39%	5.84	%†	1.94%	2.39%	5.84	%†
Ratio of net investment loss to average net assets	(1.87)%	(2.32)%	(5.84)	%†	(1.87)%	(2.32)%	(5.84)	%†

See footnotes on page 39.

35

Financial Highlights

	Time Horizon 10 Fund

	Class A			Class B

	Year Ended December 31,		1/10/00* to 12/31/00	Year Ended December 31,			2/18/00 to 12/31/00

	2002	2001		2002		2001

Per Share Data:

Net Asset Value, Beginning of Period	$ 5.55	$ 6.59	$ 7.14	$ 5.50		$ 6.55	$ 7.33

Income from Investment Operations:

Net investment income	0.05	0.10	0.10	0.02		0.05	0.04
Net realized and unrealized loss on investments	(1.35)	(0.82)	(0.60)	(1.33)		(0.81)	(0.77)

Total from Investment Operations	(1.30)	(0.72)	(0.50)	(1.31)		(0.76)	(0.73)

Less Distributions:

Distributions from net investment income	(0.05)	(0.13)	—	(0.02)		(0.10)	—
Return of capital	(0.01)	—	—	(0.01)		—	—
Distributions from net realized capital gains	—	(0.19)	(0.05)	—		(0.19)	(0.05)

Total Distributions	(0.06)	(0.32)	(0.05)	(0.03)		(0.29)	(0.05)

Net Asset Value, End of Period	$ 4.19	$ 5.55	$ 6.59	$ 4.16		$ 5.50	$ 6.55

Total Return:	(23.43)%	(10.69)%	(7.02)%	(23.90	)%øø	(11.38)%	(9.98	)%øø

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 2,627	$ 3,014	$ 1,037	$ 3,110		$ 4,270	$ 2,865
Ratio of expenses to average net assets	0.51%	0.51%	0.51%†	1.26%		1.26%	1.26%
Ratio of net investment income to average net assets	1.01%	1.64%	1.44%†	0.26%		0.89%	0.69	%†
Portfolio turnover rate	8.20%	6.38%	—	8.20%		6.38%	—
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	0.87%	1.27%	8.02%†	1.62%		2.02%	4.36%
Ratio of net investment income (loss) to average net assets	0.65%	0.88%	(6.07) %†	(0.10)%		0.13%	(2.41)	% †

See footnotes on page 39.

36

Financial Highlights

	Time Horizon 10 Fund

	Class C				Class D

	Year Ended December 31,		3/6/00†† to 12/31/00		Year Ended December 31,		2/15/00†† to 12/31/00

	2002	2001			2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$ 5.50	$ 6.55	$ 7.78		$ 5.50	$ 6.55	$ 7.42

Income from Investment Operations:

Net investment income	0.02	0.05	0.04		0.02	0.05	0.04
Net realized and unrealized loss on investments	(1.33)	(0.81)	(1.22)		(1.33)	(0.81)	(0.86)

Total from Investment Operations	(1.31)	(0.76)	(1.18)		(1.31)	(0.76)	(0.82)

Less Distributions:

Distributions from net investment income	(0.02)	(0.10)	—		(0.02)	(0.10)	—
Return of capital	(0.01)	—	—		(0.01)	—	—
Distributions from net realized capital gains	—	(0.19)	(0.05)		—	(0.19)	(0.05)

Total Distributions	(0.03)	(0.29)	(0.05)		(0.03)	(0.29)	(0.05)

Net Asset Value, End of Period	$ 4.16	$ 5.50	$ 6.55		$ 4.16	$ 5.50	$ 6.55

Total Return:	(23.90)%	(11.38)%	(15.18	)%øø	(23.90)%	(11.38)%	(11.07	)%øø

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 6,491	$ 7,933	$ 2,331		$ 994	$ 1,209	$ 839
Ratio of expenses to average net assets	1.26%	1.26%	1.26	%†	1.26%	1.26%	1.26	%†
Ratio of net investment income to average net assets	0.26%	0.89%	0.69	%†	0.26%	0.89%	0.69	%†
Portfolio turnover rate	8.20%	6.38%	—		8.20%	6.38%	—
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	1.62%	2.02%	4.36	%†	1.62%	2.02%	4.36	%†
Ratio of net investment income (loss) to average net assets	(0.10)%	0.13%	(2.41)	%†	(0.10)%	0.13%	2.41	%†

See footnotes on page 39.

37

Financial Highlights

	Harvester Fund

	Class A				Class B

	Year Ended December 31,		1/10/00* to 12/31/00		Year Ended December 31,		2/17/00†† to 12/31/00

	2002	2001			2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$ 5.31	$ 6.56	$ 7.14		$ 5.31	$ 6.54	$ 7.16

Income from Investment Operations:

Net investment income	0.10	0.20	0.23		0.05	0.16	0.16
Net realized and unrealized loss on investments	(0.96)	(1.15)	(0.57)		(0.96)	(1.15)	(0.61)

Total from Investment Operations	(0.86)	(0.95)	(0.34)		(0.91)	(0.99)	(0.45)

Less Distributions:

Distributions from net investment income	(0.10)	(0.24)	(0.23)		(0.05)	(0.18)	(0.16)
Dividends in excess of net investment income	(0.04)	—	—		(0.04)	—	—
Return of capital	(0.02)	—	—		(0.02)	—	—
Distributions from net realized capital gains	—	(0.06)	(0.01)		—	(0.06)	(0.01)

Total Distributions	(0.16)	(0.30)	(0.24)		(0.11)	(0.24)	(0.17)

Net Asset Value, End of Period	$ 4.29	$ 5.31	$ 6.56		$ 4.29	$ 5.31	$ 6.54

Total Return:	(16.54)%	(14.64)%	(4.99	)%øø	(17.28)%	(15.18)%	(6.11	)%øø

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 2,135	$ 1,830	$ 1,339		$ 2,855	$ 2,470	$ 1,115
Ratio of expenses to average net assets	0.51%	0.51%	0.51	%†	1.26%	1.26%	1.26	%†
Ratio of net investment income to average net assets	1.85%	3.47%	3.38	%†	1.10%	2.72%	2.63	%†
Portfolio turnover rate	39.28%	12.80%	9.14%		39.28%	12.80%	9.14	%ø
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	1.05%	1.36%	12.49	%†	1.80%	2.11%	6.04	%†
Ratio of net investment income (loss) to average net assets	1.31%	2.61%	(8.60)	%†	0.56%	1.86%	(2.15)	%†

See footnotes on page 39.

38

Financial Highlights

	Harvester Fund

	Class C				Class D

	Year Ended December 31,		1/18/00†† to 12/31/00		Year Ended December 31,		2/29/00†† to 12/31/00

	2002	2001			2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$ 5.31	$ 6.54	$ 7.16		$ 5.31	$ 6.54	$ 7.21

Income from Investment Operations:

Net investment income	0.05	0.15	0.18		0.05	0.15	0.16
Net realized and unrealized loss on investments	(0.96)	(1.14)	(0.61)		(0.96)	(1.14)	(0.66)

Total from Investment Operations	(0.91)	(0.99)	(0.43)		(0.91)	(0.99)	(0.50)

Less Distributions:

Distributions from net investment income	(0.05)	(0.18)	(0.18)		(0.05)	(0.18)	(0.16)
Dividends in excess of net investment income	(0.04)	—	—		(0.04)	—	—
Return of capital	(0.02)	—	—		(0.02)	—	—
Distributions from net realized capital gains	—	(0.06)	(0.01)		—	(0.06)	(0.01)

Total Distributions	(0.11)	(0.24)	(0.19)		(0.11)	(0.24)	(0.17)

Net Asset Value, End of Period	$ 4.29	$ 5.31	$ 6.54		$ 4.29	$ 5.31	$ 6.54

Total Return:	(17.28)%	(15.18)%	(6.02	)%øø	(17.28)%	(15.18)%	(7.19	)%øø

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 6,371	$ 7,965	$ 2,704		$ 1,125	$ 1,316	$ 122
Ratio of expenses to average net assets	1.26%	1.26%	1.26	%†	1.26%	1.26%	1.26	%†
Ratio of net investment income to average net assets	1.10%	2.72%	2.63	%†	1.10%	2.72%	2.63	%†
Portfolio turnover rate	39.28%	12.80%	9.14	%ø	39.28%	12.80%	9.14	%ø
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	1.80%	2.11%	6.04	%†	1.80%	2.11%	6.04	%†
Ratio of net investment income (loss) to average net assets	0.56%	1.86%	(2.15)	%†	0.56%	1.86%	(2.15)	%†

*	Commencement of investment operations.
**	The Manager, at its discretion, reimbursed certain expenses and waived management fees for the periods presented.
†

In computing the ratios of expenses and net investment income to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Series’ commencement of investment operations.

††	Commencement of issuance of shares.
ø	For the period 1/10/00 to 12/31/00.

(Continued on page 40.)

39

Financial Highlights

øø

The total returns shown for each Class of shares from commencement of investment operations/issuance of shares to 12/31/00, are calculated from the later of the respective Fund’s commencement of investment operations date (1/10/00) or the initial issuance date of shares of the Class. The total returns for Class A shares were calculated from the commencement of investment operations date. Class B, C, and D shares of the Fund were offered to the public on the commencement of investment operations date, but were first issued on the respective dates shown in the table. If shares of each Class had been issued on the commencement of investment operations date, the total returns for each Class would have been as follows:

	Time Horizon 30 Fund		Time Horizon 20 Fund		Time Horizon 10 Fund		Harvester Fund

	Class A	(12.18)%	Class A	(8.83)%	Class A	(7.02)%	Class A	(4.99)%
	Class B	(12.53)	Class B	(9.46)	Class B	(7.78)	Class B	(5.87)
	Class C	(12.77)	Class C	(9.69)	Class C	(7.64)	Class C	(5.98)
	Class D	(12.76)	Class D	(9.68)	Class C	(7.90)	Class D	(5.97)

These total returns have been computed from the commencement of investment operations date and incorporate the total return of Class A shares of the Fund from the commencement of investment operations date through the initial issuance dates of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date.

See Notes to Financial Statements.

40

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Time Horizon/Harvester Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Seligman Time Horizon/ Harvester Series, Inc. (comprising, respectively, Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund, and Seligman Harvester Fund), including the portfolios of investments, as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Series’ custodian and shareholder service agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Time Horizon/Harvester Series, Inc. as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2003

41

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Time Horizon/Harvester Series is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (73)[2,4] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)[3,4] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (69)[3,4] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products).

John E. Merow (73)[2,4] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

See footnotes on page 45.

42

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Time Horizon/Harvester Series is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (60)[2,4] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (61)[2,4] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

James Q. Riordan (75)[3,4] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development. Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

Robert L. Shafer (70)[3,4] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (67)[2,4] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

See footnotes on page 45.

43

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Time Horizon/Harvester Series is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (64)*[1] • Director and Chairman of the Board: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (50)*[1] • Director and President: 1999 to Date • Chief Executive Officer: Nov. 2002 to Date • Oversees 61 Portfolios in Fund Complex

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.

Paul C. Guidone (45)*[1] • Director: May 2002 to Date • Oversees 60 Portfolios in Fund Complex

Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

Charles W. Kadlec (56) • Vice President and Portfolio Manager: 1999 to Date

Managing Director, J. & W. Seligman & Co. Incorporated; Chief Investment Strategist for Seligman Advisors, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix, which is based on an investor’s time horizon to reaching goals, and Harvesting a Lifetime of Savings, a strategy addressing the unique concerns facing retirees.

Thomas G. Rose (45) • Vice President: 2000 to Date

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

See footnotes on page 45.

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Directors and Officers
Information pertaining to the Directors and Officers of Seligman Time Horizon/Harvester Series is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (46) • Vice President: 1999 to Date • Treasurer: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (38) • Secretary: 1999 to Date

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

45